AMPHENOL CORPORATION

                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT

            This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of May 1, 1998 and entered into by and among Amphenol Corporation, a Delaware corporation ("Company"), Amphenol Holding UK, Limited, a limited liability company incorporated under the laws of England and Wales ("UK Holding"), Amphenol Commercial & Industrial UK, Limited, a limited liability company incorporated under the laws of England and Wales ("ACI"), the financial institutions listed on the signature pages hereof ("Lenders"), The Chase Manhattan Bank, as syndication agent ("Syndication Agent"), The Bank of New York, as documentation agent ("Documentation Agent") and Bankers Trust Company, as administrative agent for Lenders ("Administrative Agent"), and, for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of October 3, 1997, (the "Credit Agreement"), by and among Company, UK Holding, ACI, Lenders, Syndication Agent, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

            WHEREAS, UK Borrowers desire to repay the Sterling Loans in full and Company and Lenders desire to amend the Credit Agreement to (i) make Additional Tranche A Term Loans in Dollars in an amount equal to the Sterling Loans to be repaid such that the aggregate amount of Tranche A Term Loans outstanding remains the same and (ii) make certain other amendments as set forth below;

            NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


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            Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

            1.1 Amendments to Section 1: Provisions Relating to Defined Terms

            A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

            "Additional Tranche A Term Loan Commitment" means the commitment of a Lender to make Additional Tranche A Term Loans to Company pursuant to subsection 2.1(i)(Y), and "Additional Tranche A Term Loan Commitments" means such commitments of all Lenders in the aggregate.

            "Additional Tranche A Term Loans" means the Loans made as Additional Tranche A Term Loans by Lenders to Company on the First Amendment Funding Date pursuant to subsection 2.1A(i)(Y) of the Credit Agreement.

            "First Amendment" shall mean the First Amendment to Amended and Restated Credit Agreement dated as of May 1, 1998, by and among Company, UK Holdings, ACI, the Lenders party thereto, Syndication Agent, Documentation Agent and Administrative Agent, and, for the purposes stated therein, Subsidiary Guarantors.

            "First Amendment Effective Date" shall have the meaning assigned to such term in Section 5 of the First Amendment.

            "First Amendment Funding Date" shall have the meaning assigned to such term in subsection 4.1A of this Agreement.

            B. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Tranche A Term Loans" in its entirety and substituting therefor the following:

            "Tranche A Term Loans" means (i) the Loans made as Tranche A Term Loans by Lenders to Company and U.K. Borrowers on the Closing Date pursuant to subsection 2.1A(i) of the Original Credit Agreement and maintained as Tranche A Term Loans pursuant to subsection 2.1A(i)(X) and (ii) the Additional Tranche A Term Loans.

            1.2 Amendments to Section 2: Amounts and Terms of Commitments and
                Loans

            A. Additional Tranche A Term Loan Commitment. Subsection 2.1A of the Credit Agreement is hereby amended by renumbering subsection 2.1A(i) as 2.1A(i)(X) and by adding new subsection 2.1A(i)(Y) thereto as follows:


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            (Y) Additional Tranche A Term Loans. On the First Amendment Funding
Date, each Lender having an Additional Tranche A Term Loan Commitment will make Additional Tranche A Term Loans to Company in an aggregate amount equal to its Additional Tranche A Term Loan Commitment as of the First Amendment Effective Date as set forth opposite its name on Schedule 2.1A for the purposes identified in subsection 2.5A; provided that the Additional Tranche A Term Loan Commitments of Lenders shall be adjusted to give effect to any assignments of the Additional Tranche A Term Loan Commitments pursuant to subsection 10.1B. The aggregate amount of the Additional Tranche A Term Loan Commitments is $56,000,000. Each Lender's Additional Tranche A Term Loan Commitment shall expire immediately and without further action on the close of business on May 15, 1998 if the Additional Tranche A Term Loans are not made on or before that date. Each of the parties hereto hereby acknowledges and agrees that each Additional Tranche A Term Loan is a Tranche A Term Loan for all purposes under the Credit Agreement and the other Loan Documents. Amounts repaid or prepaid in respect of Additional Tranche A Term Loans may not be reborrowed.

            B. Borrowing Mechanics. Subsection 2.1B is hereby amended by inserting the words "or Additional Tranche A Term Loans" immediately following the words "Revolving Loans" in the third sentence thereof.


            C. Scheduled Payments of Tranche A Term Loans. Subsection 2.4A(i)(a) is hereby amended by deleting the reference to "Restatement Closing Date" contained therein and substituting therefor a reference to "First Amendment Funding Date."

            D. U.K. Tax Status. Subsection 2.7B(iv)(a) is hereby amended by (1) deleting the parenthetical in the fifth line thereof and substituting therefor the following:

      "(in the case of each other Tranche A Lender becoming a Lender while any Sterling Loans are outstanding)"


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and (2) by adding the following language at the end thereof:

      "with respect to any period during which any Sterling Loans are outstanding"

            1.3 Amendments to Section 4: Conditions to Loans Section 4 of the Credit Agreement is hereby amended by adding a new subsection 4.1A immediately after Section 4.1 as follows:

      "4.1A Conditions to Additional Tranche A Term Loans.

            The obligations of Lenders to make Additional Tranche A Term Loans are, in addition to the conditions precedent set forth in subsection 4.2, subject to the prior or concurrent satisfaction of the following conditions on or before May 15, 1998] (the date of satisfaction of such conditions being referred to herein as the "First Amendment Funding Date"):

            A. Loan Party Documents. On or before the First Amendment Funding Date, Company shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated as of the First Amendment Funding Date:

            1. A certificate of such Person's corporate secretary or assistant secretary to the effect that there has been no change to such Person's Certificate or Articles of Incorporation or Bylaws (or, in the case of each U.K. Borrower, its Memorandum and Articles of Association) since the Restatement Closing Date;

            2. Resolutions of the Board of Directors of such Person approving and authorizing the execution and delivery of the First Amendment and the performance of the Amended Agreement (as defined herein), certified as of the First Amendment Funding Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect as of the First Amendment Effective Date and as of the First Amendment Funding Date without modification or amendment; and

            3. Signature and incumbency certificates of the officers of such Person as of the First Amendment Effective Date and as of the First Amendment Funding Date executing the First Amendment and the Tranche A Term Notes, if any.

            B. Opinions of Counsel to Loan Parties. Lenders and their respective counsel shall have received originally executed copies of one or more favorable written opinions of (i) Edward G. Wetmore, general counsel for Company, (ii) Simpson Thacher & Bartlett,


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special counsel for Loan Parties and (iii) Ashurst Morris Crisp, U.K. counsel, in each case dated as of the First Amendment Funding Date, as to enforceability of the Loan Documents against Company and Subsidiary Guarantors and such other matters as Administrative Agent and its counsel shall reasonably request, in form and substance satisfactory to Administrative Agent and its counsel, and Company hereby requests such counsel for Loan Parties to deliver such opinions.

            C. Representations and Warranties; Performance of Agreements. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that the representations and warranties in Section 5 of this Agreement are true and correct in all material respects on and as of the First Amendment Funding Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date).

            D. Repayment of Sterling Loans. The Sterling Loans and all other amounts owed hereunder with respect to the Sterling Loans shall have been paid in full in accordance with the provisions of subsection 2.4B(i) hereof on or before the First Amendment Funding Date and all obligations with respect thereto, other than those obligations that expressly survive the payment of the Loans, shall have been terminated.

            E. Supplemental Share Pledge. Company shall have delivered to Administrative Agent a supplemental share pledge dated as of the First Amendment Funding Date with respect to the pledge by Company of the stock of UK Holding in form and substance satisfactory to Administrative Agent.

            F. No Default. No event shall have occurred and be continuing or would result from the borrowing of the Additional Tranche A Term Loans that would constitute an Event of Default or Potential Event of Default."

            1.4 Amendments to Section 10: Miscellaneous.

            A. General. Subsection 10.1A is hereby amended by inserting the following proviso immediately after the third proviso to the first sentence thereof:

      "; provided, further that any sale, assignment or transfer of any Additional Tranche A Term Loan Commitment shall be made pro rata with a sale, assignment or transfer of such Lender's outstanding Tranche A Term Loans;"

            B. Assignments. Subsection 10.1B(i) is hereby amended by inserting the following proviso immediately after the second proviso to the first sentence thereof:


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            "; provided, further that any sale, assignment or transfer of any
Additional Tranche A Term Loan Commitment shall be made pro rata with a sale, assignment or transfer of such Lender's outstanding Tranche A Term Loans;"

            1.5 Addition of Schedule

            Schedule 2.1A: Additional Tranche A Term Loan Commitments. Schedule 2.1A (Additional Tranche A Term Loan Commitments) is hereby added as a Schedule to the Credit Agreement.

            1.6 Substitution of Exhibit

            Exhibit XII: Form of Assignment Agreement. Exhibit XII to the Credit Agreement is hereby amended by deleting said Exhibit XII in its entirety and substituting in place thereof a new Exhibit XII in the form of Annex II to this Amendment.

            1.7 Amendment of Exhibit

            Exhibit IV-A: Form of Tranche A Term Note. Exhibit IV-A to the Credit Agreement is hereby amended, effective as of the First Amendment Funding Date, by (a) deleting the reference to "$294,000,000" in the fourth paragraph thereof and substituting therefor a reference to "$350,000,000," (b) deleting the reference to "$254,000,000" in the fourth paragraph thereof and substituting therefor a reference to "$310,000,000" and (c) deleting the reference to "Restatement Closing Date" in the fourth paragraph thereof and substituting therefor a reference to "First Amendment Funding Date."

            Section 2. TRANCHE A TERM NOTES

            As promptly after the First Amendment Funding Date as practicable, each Lender shall surrender its Tranche A Term Notes, if any, to Administrative Agent for cancellation, and thereupon new Tranche A Term Notes shall, if so requested by such Lender, be issued to such Lender substantially in the form of
Exhibit IV-A with appropriate insertions to reflect its outstanding Tranche A Term Loans after making the Additional Tranche A Term Loans.

            Section 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

            In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Loan Parties represents and warrants to each Lender that the following statements are true, correct and complete as of the date hereof and as of the First Amendment Effective Date and the First Amendment Funding Date:


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            A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment, to issue the Additional Tranche A Term Notes, if any, and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). Each other Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Amended Agreement.

            B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement by each of the Loan Parties have been duly authorized by all necessary corporate action on the part of each Loan Party. The issuance, delivery and payment of the Tranche A Term Notes, if any, have been duly authorized by all necessary corporate action on the part of Company.

            C. No Conflict. The execution and delivery by each of the Loan Parties of this Amendment and the performance by each of the Loan Parties of the Amended Agreement and the issuance, delivery and payment of the Tranche A Term Notes, if any, by Company do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any Loan Party or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party or any of its Subsidiaries.

            D. Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the issuance, delivery and payment of the Tranche A Term Notes, if any, by Company do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

            E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties and are, and the Tranche A Term Notes, if any, when executed and delivered, will be the legally valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.


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            G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

            Section 4. ACKNOWLEDGEMENT AND CONSENT

            Company is a party to the Pledge Agreements pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is a party to the Subsidiary Guaranty pursuant to which the Subsidiary Guarantors have guarantied the Obligations. Company and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties".

            Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant hereto. Each Credit Support Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Loan Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrowers now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein. Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of this Amendment, and as a result thereof, the definition of "Obligations" contained in the Amended Agreement (and the definition of "Secured Obligations" contained in the Pledge Agreements) includes the obligations of Company under the Tranche A Term Notes.

            Each Credit Support Party acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

            Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Subsidiary Guaranty or any other Loan Document to consent to the amendment of the Credit Agreement effected pursuant to this Agreement and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.


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            Section 5. MISCELLANEOUS

            A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

            (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

            (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

            (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

            B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

            C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

            D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

            E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the


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execution of a counterpart hereof by Company, Requisite Lenders, each of the
Lenders identified on Schedule 2.1A, and each of the Credit Support Parties and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof (such date of execution and delivery being referred to herein as the "First Amendment Effective Date").


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